Financial risk management and fair value estimates	12 Months Ended
Jun. 30, 2018
Financial Risk Management And Fair Value Estimates
Financial risk management and fair value estimates
5.	Financial risk management and fair value estimates

The Group's activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, indexing risk due to specific clauses and other price risks), credit risk, liquidity risk and capital risk. Within the Group, risk management functions are conducted in relation to financial risks associated to financial instruments to which the Group is exposed during a certain period or as of a specific date.

The general risk management policies of the Group seek both to minimize adverse potential effects on the financial performance of the Group and to manage and control the financial risks effectively. The Group uses financial instruments to hedge certain risk exposures when deemed appropriate based on its internal management risk policies, as explained below.

Given the diversity of characteristics corresponding to the business conducted in its operations centers, the Group has decentralized the risk management policies geographically based on its two operations centers (Argentina and Israel) in order to identify and properly analyze the various types of risks to which each subsidiary is exposed.

The Group’s principal financial instruments in the Operation Center in Argentina comprise cash and cash equivalents, receivables, payables, interest bearing assets and liabilities, other financial liabilities, other investments and derivative financial instruments. The Group manages its exposure to key financial risks in accordance with the Group’s risk management policies.

The Group’s management framework in the Operation Center in Argentina includes policies, procedures, limits and allowed types of derivative financial instruments. The Group has established a Risk Committee, comprising members of senior management and a member of Cresud’s Audit Committee (Parent Company of IRSA), which reviews and oversees management’s compliance with these policies, procedures and limits and has overall accountability for the identification and management of risk across the Group.

Given the diversity of the activities conducted by IDBD, DIC and its subsidiaries, and the resulting risks, IDBD and DIC manage the exposure to their own key financial risks and those of its wholly-owned subsidiaries (except for IDB Tourism) in conformity with a centralized risk management policy, with the non-wholly owned IDBD and DIC subsidiaries being responsible for establishing the risk policy, taking action to cover market risks and managing their activities in a decentralized way. Both IDBD and DIC as holding and each subsidiary are responsible for managing their own financial risks in accordance with agreed global guidelines. The Chief Financial Officers of each entity are responsible for managing the risk management policies and systems, the definition of hedging strategies, insofar as applicable and based on any restriction that may be apply as a result of financial debt, the supervision of its implementation and the answer to such restrictions. The management framework includes policies, procedures, limits and allowed types of derivative financial instruments.

This section provides a description of the principal risks that could have a material adverse effect on the Group’s strategy in each operations center, performance, results of operations and financial condition. The risks facing the businesses, set out below, do not appear in any particular order of potential materiality or probability of occurrence.

The analysis of sensitivities to market risks included below are based on a change in one factor while holding all other factors constant. In practice this is unlikely to occur, and changes in some of the factors may be correlated – for example, changes in interest rate and changes in foreign currency rates.

This sensitivity analysis provides only a limited, point-in-time view. The actual impact on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

(a)	Market risk management

The market risk is the risk of changes in the market price of financial instruments with which the Group operates. The Group’s market risks arise from open positions in foreign currencies, interest-bearing assets and liabilities and equity securities of certain companies, to the extent that these are exposed to market value movements. The Group sets limits on the exposure to these risks that may be accepted, which are monitored on a regular basis.

Foreign Exchange risk and associated derivative financial instruments

The Group publishes its Consolidated Financial Statements in Argentine pesos but conducts operations and holds positions in other currencies. As a result, the Group is exposed to foreign currency exchange risk through exchange rate movements, which affect the value of the Group’s foreign currency positions. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The real estate, commercial and/or financial activities of the Group’s subsidiaries from the operations center in Argentina have the Argentine Peso as functional currency. An important part of the business activities of these subsidiaries is conducted in that currency, thus not exposing the Group to foreign exchange risk. Other Group's subsidiaries have other functional currencies, principally US Dollar. In the ordinary course of business, the Group, through its subsidiaries, transacts in currencies other than the respective functional currencies of the subsidiaries. These transactions are primarily denominated in US Dollars and New Israeli Shekel. Net financial position exposure to the functional currencies is managed on a case-by-case basis, partly by entering into foreign currency derivative instruments and/or by borrowings in foreign currencies, or other methods, considered adequate by the Management, according to circumstances.

Financial instruments are considered sensitive to foreign exchange rates only when they are not in the functional currency of the entity that holds them. The following table shows the net carrying amounts of the Company’s financial instruments nominated in US$ and NIS, broken down by the functional currencies in which the Company operates for the years ended June 30, 2018 and 2017. The amounts are presented in Argentine Pesos, the presentation currency of the Group:

1) Operations Center in Argentina

	Net monetary position (Liability)/Asset
Functional currency	June 30, 2018	June 30, 2017
	US$	US$	NIS
Argentine Peso	(13,324)	(11,436)	-
Uruguayan Peso	(368)	(131)	-
US Dollar	-	-	1
Total	(13,692)	(11,567)	1

The Group estimates that, other factors being constant, a 10% appreciation of the US Dollar against the respective functional currencies at year-end for the Operations Center in Argentina would result in a net additional loss before income tax for the years ended June 30, 2018 and 2017 for an amount of Ps. 1,369 and Ps. 1,157, respectively. A 10% depreciation of the US Dollar against the functional currencies would have an equal and opposite effect on the statements of income.

On the other hand, the Group also uses derivatives, such as future exchange contracts, to manage its exposure to foreign currency risk. As of June 30, 2018 and 2017 the Group has future exchange contracts pending for an amount of US$ 47.3 and US$ 12.9, respectively.

2) Operations Center in Israel

As of June 30, 2018 and 2017, the net position of financial instruments in US Dollars, which exposes the Group to the foreign currency risk amounts to Ps. (7,180) and Ps. (4,376), respectively. The Group estimates that, other factors being constant, a 10% appreciation of the US Dollar against the Israeli currency would increase loss before income tax for the year ended June 30, 2018 for an amount of Ps. 718 (Ps. 438 loss in 2017).

Interest rate risk

The Group is exposed to interest rate risk on its investments in debt instruments, short-term and long-term borrowings and derivative financial instruments.

The primary objective of the Group’s investment activities is to preserve principal while at the same time maximizing yields without significantly increasing risk. To achieve this objective, the Group diversifies its portfolio in accordance with the limits set by the Group. The Group maintains a portfolio of cash equivalents and short-term investments in a variety of securities, including both government and corporate obligations and money market funds.

The Group’s interest rate risk principally arises from long-term borrowings (Note 19). Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk.

As of June 30, 2018 and 2017, 95.5% of the Group’s long-term financial loans in this operation center have a fixed interest rate so that IRSA is not significantly exposed to the fluctuation risk of the interest rate.

1) Operations Center in Argentina

The Group manages this risk by maintaining an appropriate mix between fixed and floating rate interest bearing liabilities. These activities are evaluated regularly to determine that the Group is not exposed to interest rate fluctuations that could adversely impact its ability to meet its financial obligations and to comply with its borrowing covenants.

The Group occasionally manages its cash flow interest rate risk exposure by different hedging instruments, including but not limited to interest rate swap, depending on each particular case. For example, interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates or vice versa.

The interest rate risk policy is approved by the Board of Directors. Management analyses the Group’s interest rate exposure on a dynamic basis. Various scenarios are simulated, taking into consideration refinancing, renewal of existing positions and alternative financing sources. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate shift. The scenarios are run only for liabilities that represent the major interest-bearing positions. Trade payables are normally interest-free and have settlement dates within one year. The simulation is done on a regular basis to verify that the maximum potential loss is within the limits set by management.

Note 19 shows a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary that holds the loans for the fiscal years ended June 30, 2018 and 2017.

The Group estimates that, other factors being constant, a 1% increase in floating rates at year-end would increase net loss before income tax for the years ended June 30, 2018 and 2017 in the amount of Ps. 15.1 and Ps. 6.6, respectively. A 1% decrease in floating rates would have an equal and opposite effect on the Statement of Income.

2) Operations Center in Israel

IDBD manages the exposure to the interest rate risk in a decentralized way and it is monitored regularly by different management offices in order to confirm that there are no adverse effects over its ability to meet its financial obligations and to comply with its borrowings covenants.

As of June 30, 2018 and 2017, the 96.1% and 96.6%, respectively, of the Group’s long-term financial borrowings in this operations center are at fixed interest rate, therefore, IDBD is not significantly exposed to the interest rate fluctuation risk.

IDBD estimates that, other factors being constant, a 1% increase in floating rates at year-end would increase net loss before income tax for the year ended June 30, 2018, in Ps. 68, approximately (Ps. 21 approximately in 2017). A 1% decrease in floating rates would have an equal and opposite effect on the Statement of Income.

Risk of fluctuations of the Consumer Price Index ("CPI") of Israel

The Operations Center in Israel has financial liabilities indexed by the Israeli CPI. As of the date of this Consolidated Financial Statements, more than half of financial liabilities arising from the Operations Center in Israel were adjusted by the Israeli CPI.

Net financial position exposure to the Israeli CPI fluctuations is managed in a decentralized way on a case-by-case basis, by entering into different derivative financial instruments, as the case may be, or by other methods, considered adequate by the Management, based on the circumstances.

As of June 30, 2018, 44.8% of the loans are affected by the evolution of the CPI. A 1% increase in the CPI would generate a loss of Ps. 721 (Ps. 427 for 2017) and a decrease of 1% generates a profit of Ps. 706 (Ps. 427 for 2017).

Other price risks

The Group is exposed to equity securities price risk or derivative financial instruments because of investments held in entities that are publicly traded, which were classified on the Consolidated Statements of Financial Position at “fair value through profit or loss”. The Group regularly reviews the prices evolution of these equity securities in order to identify significant movements.

As of June 30, 2018 and 2017 the total value of Group’s investments in shares and derivative financial instruments of public companies amounts to Ps. 391 and Ps. 300, respectively.

In the Operations Center in Israel the investment in Clal is classified on the Statements of Financial Position at “fair value through profit or loss” and represents the most significant IDBD’s exposure to price risk. IDBD has not used hedging against these risks (Note 13). IDBD regularly reviews the prices evolution of these equity securities in order to identify significant movements.

The Group estimates that, other factors being constant, a 10% decrease in quoted prices of equity securities and in derivative financial instruments portfolio at year-end would generate a loss before income tax for the year ended June 30, 2018 of Ps. 31 (Ps. 24 in 2017) for the Operations Center in Argentina and a loss before income tax for the year ended June 30, 2018 of Ps. 1,225 (Ps. 856 in 2017) for the Operations Center in Israel. An increase of 10% on these prices would have an equal and opposite effect in the Statement of Income.

(b)        Credit risk management

The credit risk arises from the potential non-performance of contractual obligations by the parties, with a resulting financial loss for the Group. Credit limits have been established to ensure that the Group deals only with approved counterparties and that counterparty concentration risk is addressed and the risk of loss is mitigated. Counterparty exposure is measured as the aggregate of all obligations of any single legal entity or economic entity to the Group.

The Group is subject to credit risk arising from deposits with banks and financial institutions, investments of surplus cash balances, the use of derivative financial instruments and from outstanding receivables

In the Operations Center in Argentina, the credit risk is managed on a country-by-country basis. Each local entity is responsible for managing and analyzing the credit risk. In the Operations Center in Israel, under the policy established by IDBD’s board of directors, the management deposits excess cash in local banks which are not company creditors, in order to keep minimum risk values in cash balances.

The Group’s policy in each operations center is to manage credit exposure from deposits, short-term investments and other financial instruments by maintaining diversified funding sources in various financial institutions. All the institutions that operate with the Group are well known because of their experience in the market and high credit quality. The Group places its cash and cash equivalents, investments, and other financial instruments with various high credit quality financial institutions, thus mitigating the amount of credit exposure to any one institution. The maximum exposure to credit risk is represented by the carrying amount of cash and cash equivalents and short-term investments in the Statements of Financial Position.

1) Operations Center in Argentina

Trade receivables related to leases and services provided by the Group represent a diversified tenant base and account for 91.7% and 89.6% of the Group’s total trade receivables of the operations center as of June 30, 2018 and 2017, respectively. The Group has specific policies to ensure that rental contracts are transacted with counterparties with appropriate credit quality. The majority of the Group’s shopping mall, offices and other rental properties’ tenants are well recognized retailers, diversified companies, professional organizations, and others. Owing to the long-term nature and diversity of its tenancy arrangements, the credit risk of this type of trade receivables is considered to be low. Generally, the Group has not experienced any significant losses resulting from the non-performance of any counterpart to the lease contracts and, as a result, the allowance for doubtful accounts balance is low. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Group. If there is no independent rating, risk control assesses the credit quality of the customer, taking into account its past experience, financial position, actual experience and other factors. Based on the Group’s analysis, the Group determines the size of the deposit that is required from the tenant at inception. Management does not expect any material losses from non-performance by these counterparties. See details on Note 14.

On the other hand, property receivables related to the sale of trading properties represent 2.1%, 4.4% of the Group’s total trade receivables as of June 30, 2018 and 2017, respectively. Payments on these receivables have generally been received when due. These receivables are generally secured by mortgages on the properties. Therefore, the credit risk on outstanding amounts is considered very low.

2) Operations Center in Israel

IDBD’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk and interest rate risk. IDBD generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to each counterparty. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty’s obligations exceed the obligations that IDBD has with that counterparty. The credit risk associated with derivative financial instruments is representing by the carrying value of the assets positions of these instruments.

The IDBD’s policy is to manage credit exposure to trade and other receivables within defined trading limits. All IDBD’s significant counterparties have internal trading limits.

Trade receivables from investment and development property activities are primarily derived from leases and services from shopping malls, offices and other rental properties; receivables from the sale of trading properties and investment properties (primarily undeveloped land and non-retail rental properties). IDBD has a large customer base and is not dependent on any single customer. The credits for sales from the activities of telecommunications and supermarkets do not present large concentrations of credit risk, not depending on a few customers and with most of their transactions in cash or with credit cards. (See Note 14 for details).

(c)            Liquidity risk management

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and Statements of Financial Position.

Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources.

Each operation center monitors its current and projected financial position using several key internally generated reports: cash flow; debt maturity; and interest rate exposure. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates and changes in property values on the key profitability, liquidity and balance sheet ratios.

The debt of each operation center and the derivative positions are continually reviewed to meet current and expected debt requirements. Each operation center maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using a variety of types of debt. The maturity profile is managed in accordance with each operation center needs, by spreading the repayment dates and extending facilities, as appropriate.

The tables below show financial liabilities, including each operation center derivative financial liabilities groupings based on the remaining period at the Statements of Financial Position to the contractual maturity date. The amounts disclosed in the tables are the contractual undiscounted cash flows and as a result, they do not reconcile to the amounts disclosed on the Statements of Financial Position. However, undiscounted cash flows in respect of balances due within 12 months generally equal their carrying amounts in the Statements of Financial Position, as the impact of discounting is not significant. The tables include both interest and principal flows.

Where the interest payable is not fixed, the amount disclosed has been determined by reference to the existing conditions at the reporting date.

1) Operations Center in Argentina

June 30, 2018	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	1,277	127	12	10	3	1,429
Borrowings (excluding finance leases liabilities)	3,837	7,787	7,807	1,236	11,450	32,117
Finance leases obligations	7	6	2	-	-	15
Derivative Financial Instruments	-	-	-	-	46	46
Total	5,121	7,920	7,821	1,246	11,499	33,607

June 30, 2017	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	752	8	6	2	5	773
Borrowings (excluding finance leases liabilities)	1,656	529	528	525	6,749	9,987
Finance leases obligations	2	1	1	-	-	4
Derivative Financial Instruments	5	-	-	-	-	5
Total	2,415	538	535	527	6,754	10,769

2) Operations Center in Israel

June 30, 2018	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	12,080	1,191	1,326	-	-	14,597
Borrowings	29,733	26,639	22,256	23,734	114,113	216,475
Lease obligations	16	-	-	-	-	16
Purchase obligations	3,921	1,823	639	347	229	6,959
Derivative Financial Instruments	8	-	-	-	-	8
Total	45,758	29,653	24,221	24,081	114,342	238,055

June 30, 2017	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	16,850	1,584	692	-	-	19,126
Borrowings	23,733	18,084	20,837	13,353	67,537	143,544
Lease obligations	10	5	5	5	-	25
Purchase obligations	1,135	1,140	873	5	-	3,153
Derivative Financial Instruments	62	76	-	-	-	138
Total	41,790	20,889	22,407	13,363	67,537	165,986

See Note 19 for a description of the commitments and restrictions related to loans and the ongoing renegotiations.

(d)        Capital risk management

The capital structure of the Group consists of shareholders’ equity and net borrowings. The Group’s equity is analyzed into its various components in the statements of changes in equity. Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders. The Group seeks to manage its capital requirements to maximize value through the mix of debt and equity funding, while ensuring that Group entities continue to operate as going concerns, comply with applicable capital requirements and maintain strong credit ratings.

The Group assesses the adequacy of its capital requirements, cost of capital and gearing (i.e., debt/equity mix) as part of its broader strategic plan. The Group continuously reviews its capital structure to ensure that (i) sufficient funds and financing facilities are available to implement the Group’s property development and business acquisition strategies, (ii) adequate financing facilities for unforeseen contingencies are maintained, and (iii) distributions to shareholders are maintained within the Group’s dividend distribution policy. The Group also protects its equity in assets by obtaining appropriate insurance.

The Group’s strategy is to maintain key financing metrics (net debt to total equity ratio or gearing and debt ratio) in order to ensure that asset level performance is translated into enhanced returns for shareholders whilst maintaining an appropriate risk reward balance to accommodate changing financial and operating market cycles.

The following tables details the Group’s key metrics in relation to managing its capital structure. The ratios are within the ranges previously established by the Group’s strategy.

Operation Center in Argentina

	June 30, 2018	June 30, 2017	June 30, 2016
Gearing ratio (i)	40.83%	31.66%	29.91%
Debt ratio (ii)	40.58%	29.13%	25.27%

Operation Center in Israel

	June 30, 2018	June 30, 2017	June 30, 2016
Gearing ratio (i)	82.85%	81.95%	82.74%
Debt ratio (ii)	148.46%	128.04%	137.75%

(i)

Calculated as total of borrowings over total borrowings plus equity attributable equity holders of the parent company.

(ii)

Calculated as total borrowings over total properties (including trading properties, property, plant and equipment, investment properties and rights to receive units under barter agreements).